FIRST AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

WESTERN WATER COMPANY

PREAMBLE

THE UNDERSIGNED, being a natural person for the purpose of organizing a corporation under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

I. The name of the Corporation is Western Water Company (the “Corporation”).

II. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on the 16th day of March, 1994; a Certificate of Amendment of Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on the 31st day of December, 1996; a Certificate of Designations of Series C Convertible Redeemable Preferred Stock of the Corporation was filed with the Secretary of State of the State of Delaware on the 21st day of April, 1997; a Certificate of Designations of Series D Convertible Redeemable Preferred Stock of the Corporation was filed with the Secretary of State of the State of Delaware on the 23rd day of October, 1998; a Certificate of Designations of Series E Junior Participating Preferred Stock of the Corporation was filed with the Secretary of State of the State of Delaware on the 5th day of August, 1999; and a Certificate of Designations of Series F Convertible Redeemable Preferred Stock of the Corporation was filed with the Secretary of State of the State of Delaware on the 14th day of March, 2001.

III. On May 24, 2005, the Corporation filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the Northern District of California (the “Bankruptcy Court”) (Case No. 05-42839). This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with Sections 242, 245 and 303 of the DGCL, pursuant to the authority granted to the Corporation under Section 303 of the DGCL to put into effect and carry out the First Amended Plan of Reorganization of the Corporation (the “Plan”), as confirmed on February 6, 2005 by order (the “Order”) of the Bankruptcy Court. Provision for the making of this Amended and Restated Certificate of Incorporation is contained in the Order of the Bankruptcy Court having jurisdiction under the Bankruptcy Code for the formation of the Corporation.

IV. The Certificate of Incorporation of the Corporation, including the Certificate of Designations of Series C Convertible Redeemable Preferred Stock of the Corporation, the Certificate of Designations of Series D Convertible Redeemable Preferred Stock of the Corporation, the Certificate of Designations of Series E Junior Participating Preferred Stock of the Corporation, the Certificate of Designations of Series F Convertible Redeemable Preferred Stock of the Corporation, and the various Certificates of Amendment of the Certificate of Incorporation, is hereby amended and restated in its entirety as follows:

1. The name of the Corporation is Western Water Company.

2. The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, 19801, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3. The nature of the business of the Corporation and the objects or purposes to be transacted, promoted or carried on by it are as follows: To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

4. The total number of shares of all classes of stock that the Corporation is authorized to issue is Twenty-Five Thousand (25,000) shares, consisting of Twenty Thousand (20,000) shares of Class A Common Stock with a par value of One Hundredth of One Dollar ($0.01) per share and Five Thousand (5,000) shares of Preferred Stock with a par value of One Hundredth of One Dollar ($0.01) per share.

Any of the shares of Preferred Stock may be issued from time to time in one or more series. Subject to the limitations and restrictions in this paragraph 4 set forth, the Board of Directors or a Committee of the Board of Directors, to the extent permitted by law and the Bylaws of the Corporation or a resolution of the Board of Directors by resolution or resolutions, is authorized to create or provide for any such series, and to fix the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation, the authority to fix or alter the dividend rights, dividend rates, conversion rights, exchange rights, voting rights, rights and terms of redemption (including sinking and purchase fund provisions), the redemption price or prices, the dissolution preferences and the rights in respect to any distribution of assets of any wholly unissued series of Preferred Stock and the number of shares constituting any such series, and the designation thereof, or any of them and to increase or decrease the number of shares of any series so created, subsequent to the issue of that series but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

There shall be no limitation or restriction on any variation between any of the different series of Preferred Stock as to the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof; and the several series of Preferred Stock may, except as hereinafter in this paragraph 4 otherwise expressly provided, vary in any and all respects as fixed and determined by the resolution or resolutions of the Board of Directors or by Committee of the Board of Directors, providing for the issuance of the various series; provided, however, that all shares of any one series of Preferred Stock shall have the same designation, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions.

Pursuant to Section 1123 of the Bankruptcy Code, notwithstanding any other provision contained herein to the contrary, the Corporation shall not issue non-voting equity securities.

Except as otherwise required by law, or as otherwise fixed by resolution or resolutions of the Board of Directors with respect to one or more series of Preferred Stock, the entire voting power and all voting rights shall be vested exclusively in the Class A Common Stock, and each stockholder of the Corporation who at the time possesses voting power for any purpose shall be entitled to one vote for each share of such stock standing in his name on the books of the Corporation.

5. Unless approved by a majority of the Board of Directors, no person who receives shares of Class A Common Stock pursuant to the Plan shall sell, contract to sell, grant any option, right or warrant to purchase, assign, encumber, hypothecate, pledge, convey or otherwise transfer or dispose of any shares of Class A Common Stock prior to February 17, 2009. Any transfer in violation of this Article 5 shall be null and void. Any person who fails to comply with this Article 5 shall be deemed to have agreed to indemnify, defend and hold the Corporation, its directors, officers, stockholders, employees and agents from and against any and all losses, damages, liabilities, fines, penalties, costs and expenses (including without limitation, attorneys’ fees) that the Corporation may incur that arise or result from such person’s failure to comply with this Article 5.

6. The Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

7. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

8. Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

9. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

10. To the fullest extent permitted by Delaware statutory or decisional law, as amended or interpreted, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. This Article 10 does not affect the availability of equitable remedies for breach of fiduciary duties.

IN WITNESS WHEREOF, the undersigned has duly executed this Amended and Restated Certificate of Incorporation on this 17th day of February, 2006.

WESTERN WATER COMPANY

By:
Michael Patrick George
President, Chief Executive Officer and Chief
Financial Officer